UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒       Definitive Additional Materials

☐        Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐        Fee paid previously with preliminary materials.

☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Fellow Stockholder: Our records indicate that we have not yet received your vote for the Special Meeting of Stockholders, to be held virtually on August 8, 2025. Your vote is very important to us. We kindly request that you authorize your proxy in advance of the meeting date to ensure that a quorum is achieved. At the meeting, you will be asked to consider and vote on a proposal to authorize Ares Capital Corporation ("the Company"), with the approval of the Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value ("NAV") per share, subject to the limitations set forth in the proxy statement for the Special Meeting of Stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock). If approved, the authorization would be effective for common stock issued during a twelve-month period expiring on the anniversary of the date of this Special Meeting of Stockholders. Importantly, there are no immediate plans to issue any shares of common stock below NAV. Rather, during periods of significant market disruption, incremental capital may be required quickly to take advantage of favorable invest-ment opportunities. Ares Capital Corporation is seeking stockholder approval now to provide flexibility in the event the Company believes it is needed in future. The Company has received annual stockholder approval to issue shares of its common stock below NAV on terms similar to what is being requested herein for each of the last 16 years, and has only used this approval one time to com-plete the acquisition of Allied Capital during a period of market disruption and volatility in 2009-2010. As described in further detail in the previously distributed proxy materials, this acquisition was transformational and accretive to the Company and its stockholders. Your vote and participation are very important to us, no matter how many or few shares in Ares Capital Corporation you own. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described below. Your prompt response will help us meet stockholder approval requirements before the meeting, thereby reducing the risk of postponement and additional solicitation costs. If you have any questions about voting or to authorize your proxy, please call our proxy solicitor, at 1-877-864- 5060. S08841-LTR YOUR VOTE IS VERY IMPORTANT Our Board of Directors recommends that you respond to this solicitation by voting FOR the proposal described in the proxy statement previously distributed. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. SAMPLE-LTR WWW.PROXYVOTE.COM Please have your enclosed proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Dear Fellow Stockholder: We want to thank you for your investment in Ares Capital Corporation. As an important shareholder, you've made a sig-nificant investment in Ares Capital Corporation's future. Your voice matters, and that is why we are kindly requesting that you authorize your proxy and help us reach a quorum at our Special Meeting of Stockholders, to be held virtually on August 8, 2025. Your participation is critical for a successful meeting. At the meeting, you will be asked to consider and vote on a proposal to authorize Ares Capital Corporation ("the Company"), with the approval of the Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value ("NAV") per share, subject to the limitations set forth in the proxy statement for the Special Meeting of Stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock). If approved, the authorization would be effective for common stock issued during a twelve-month period expiring on the anniversary of the date of this Special Meeting of Stockholders. Importantly, there are no immediate plans to issue any shares of common stock below NAV. Rather, during periods of significant market disruption, incremental capital may be required quickly to take advantage of favorable invest-ment opportunities. Ares Capital Corporation is seeking stockholder approval now to provide flexibility in the event the Company believes it is needed in future. The Company has received annual stockholder approval to issue shares of its common stock below NAV on terms similar to what is being requested herein for each of the last 16 years, and has only used this approval one time to com-plete the acquisition of Allied Capital during a period of market disruption and volatility in 2009-2010. As described in further detail in the previously distributed proxy materials, this acquisition was transformational and accretive to the Company and its stockholders. As one of our top investors, your participation is crucial. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described below. Your prompt response will help us meet stockholder approval requirements before the meeting, thereby reducing the risk of postponement and additional solicitation costs. If you have any questions about voting or to authorize your proxy, please call our proxy solicitor, at 1-877-864- 5060. S08841-LTR YOUR VOTE IS VERY IMPORTANT Our Board of Directors recommends that you respond to this solicitation by voting FOR the proposal described in the proxy statement previously distributed. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. SAMPLE-LTR WWW.PROXYVOTE.COM Please have your enclosed proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

S08841-EPB SPECIAL STOCKHOLDER MEETING MATERIALS REQUIRING YOUR PROMPT ATTENTION ENCLOSED URGENT

SAMPLE-EPB Ares Strategic Income Fund THREE WAYS TO AUTHORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL Y Authorize Your Proxy Today! our Vote Is Important – The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your proxy by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Your Vote Is Missing – Authorize Your Proxy Today! The Special Meeting of Stockholders is quickly approaching and will be held on August 8, 2025. Our records indicate that your account is not yet voted. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, please call 1-877-864-5060. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

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ARES CAPITAL CORPORATION
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Stockholders: Have you voted yet?

Ares Capital Corporation > Stockholders: Have you voted yet?



We request that you authorize your proxy in advance of the upcoming Special Meeting of Stockholders which will take place virtually on **August 8, 2025.**

How do I authorize my proxy?

Option 1: By phone
Without a proxy card: call 1-877-864-5060 to speak with a proxy specialist Monday through Friday, 9am-9pm ET.

With a proxy card: call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Option 2: Online
Visit www.proxyvote.com and have the control number sent via mail or email in hand when accessing the website. There will be easy-to-follow directions to help you complete the electronic voting instruction form.

Option 3: By mail
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Frequently Asked Questions:

Why is there a special meeting?

The special meeting is being held to consider and vote on a proposal to authorize Ares Capital Corporation ("the Company"), with the approval of the Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value ("NAV") per share, subject to the limitations set forth in the proxy statement for the Special Meeting of Stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company's then outstanding common stock). If approved, the authorization would be effective for common stock issued during a twelve-month period expiring on the anniversary of the date of this Special Meeting of Stockholders.

Why vote for the proposal?

There are no immediate plans to issue any shares of common stock below NAV. Rather, during periods of significant market disruption, incremental capital may be required quickly to take advantage of favorable investment opportunities. Ares Capital Corporation is seeking stockholder approval now to provide flexibility in the event the Company believes it is needed in future.

Has ARCC asked for this authorization and used it in the past?

Stockholders have approved the Company's request to authorize the issuance of shares of its common stock below NAV on terms similar to what is being requested herein for each of the last 16 years, and has only used this approval one time to complete the acquisition of Allied Capital during a period of market disruption and volatility in 2009-2010. As described in further detail in the previously distributed proxy materials, this acquisition was transformational and accretive to the Company and its stockholders. We believe having this authorization is critical in allowing us to find opportunities to build stockholder value through all market conditions.

How can I learn more?

Please refer to the Notice of Meeting and Proxy Statement and Shareholder Letter for additional information.

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ARES CAPITAL CORPORATION
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Ad 1 Confidential — Not For Publication or Distribution 2 LANGUAGE: ARCC Stockholder – your participation impacts the future of your investment in Ares Capital Corporation. Please take action today.

Ad 2 Confidential — Not For Publication or Distribution 3 LANGUAGE: ARCC Stockholder – please take action before our Special Meeting by visiting the link above.

Ad 3 Confidential — Not For Publication or Distribution 4 LANGUAGE: You should have received proxy materials for the upcoming ARCC Special Meeting of Stockholders. Please take action early by visiting the link above.

Ad 4 Confidential — Not For Publication or Distribution 5 LANGUAGE: ARCC Stockholder: Your vote and participation are very important, no matter how many or few shares in Ares Capital Corporation you own. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described above.

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